UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): April 15, 2005


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Florida
                       (State or other jurisdiction of incorporation)

          000-20175                                    01-0469607
      (Commission                                     (IRS Employer
       File Number)                                  Identification No.)


                1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)       (Zip Code)

                                 (207) 942-5273
             Registrant's telephone number, including area code






















ITEM  1.01.  Entry into a Material Definitive Agreement

On April 15, 2005, we entered into definitive agreements for the private placement sale of our common shares and warrants to two institutional investors for aggregate initial gross proceeds of $400,000. The placement closed on April 15, 2005. The institutional investors were Around the Clock Partners, LP and High Yield Orange, Inc.

Pursuant to the Securities Purchase Agreement, we issued to the investors 193,237 shares of our common stock at a price of $2.07 per share. We also granted to the investors warrants to purchase 53,320 common shares over a five-year period at an exercise price of $2.60 per share. We have also agreed to file a registration statement with the Securities and Exchange Commission no later than November 15, 2005 to permit resales of the common stock by the investors, including the common stock issuable upon exercise of the warrants. The exercise price of the warrants are subject to adjustment for standard anti-dilution relating to stock splits, combinations and the like and for subsequent equity sales at a price less than the exercise price of the warrants.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the items which are filed as exhibits to this report and are incorporated herein by reference.


ITEM  3.02.  Unregistered Sales of Equity Securities

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The agreements executed in connection with the private placement contain representations to support Nyer Medical Group, Inc.'s reasonable belief that the investors are acquiring the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investors are accredited investors (as defined by Rule 501 under the Securities Act of 1933, as amended). At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act of 1933, as amended, and the certificates representing the securities shall bear legends to that effect.

ITEM  8.01. OTHER EVENTS.

On April 18, 2005, we issued a press release announcing we entered into a definitive agreement with institutional investors for the private placement of $400,000 of securities to be issued by us, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Set forth below is a list of Exhibits included as part of this Current Report.

 4.1 Securities Purchase Agreement, dated as of April 15, 2005, by and between the Company and the Purchasers thereunder, with attached schedules.
 4.2 Form of Common Stock Purchase Warrant, dated April 15, 2005, by the Company in favor of Around the Clock Partners, LP.

 4.3 Form of Common Stock Purchase Warrant, dated April 15, 2005, by the Company in favor of High Yield Orange, Inc.

 4.4 Registration Rights Agreement, dated as of April 15, 2005, by and between the Company and the Purchasers thereto with attached schedules.

99.1 Press Release of the Company, dated April 18, 2005, with the respect to the closing of a $400,000 private placement of common stock with institutional investors.













































     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on this 18 day of April, 2005.



                                    Nyer Medical Group, Inc.


                                    By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Operating Officer












































Exhibits

4.1  Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this "Agreement") is dated as of April 15, 2005, among Nyer Medical Group, Inc., a Florida corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company in the aggregate, up to $400,000 of shares of Common Stock and Warrants on the Closing Date.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE I.
ARTICLE II.DEFINITIONS
1.1 Definitions
.. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:
       "Action" shall have the meaning ascribed to such term in Section 3.1(j). "Affiliate" means any Person that, directly or indirectly through one or more
intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
       "Closing" means the closing of the purchase and sale of the Common Stock and the Warrants pursuant to Section 2.1.
       "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.
       "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the last reported closing bid price for regular session trading on such day), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding. "Commission" means the Securities and Exchange Commission.
"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any securities into which such common stock may hereafter be reclassified.
"Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
       "Company Counsel" means Morea & Schwartz, P.C.
       "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.
       "Effective Date" means the date that the Registration Statement is first
declared effective by the Commission.       "Evaluation Date" shall have the
meaning ascribed to such term in
Section 3.1(r).
       "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Exempt Issuance" means (I) the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company (except that, if to consultants, only up to 75,000 shares, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement, in the aggregate during any 12 month period) pursuant to any stock or option plan or stock option agreement duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (collectively, the "Plans") and/or shares of Common Stock upon the exercise of options granted under any Plan, (b) securities upon the exercise of or conversion of any Securities issued hereunder and/or securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) securities (and any securities issued as a result of the exercise or conversion of any such securities) issued pursuant to acquisitions (by way of asset or stock purchase, merger, consolidation or otherwise) or strategic transactions, provided any such issuance shall only be in connection with such an acquisition or strategic transaction involving an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) securities (and any securities issued as a result of the exercise or conversion of any such securities) to any Purchaser (including any successor or assignee of any Purchaser) or (II) the grant of any options pursuant to Section 5.3 of the Company's 2002 Stock Option Plan, with the exercise price of such options not to be less than the Market Price (as defined in such 2002 Stock Option Plan) of the Common Stock on the date such options are granted..
       "GAAP" shall have the meaning ascribed to such term in Section 3.1(h). "Intellectual Property Rights" shall have the meaning ascribed to such term in
Section 3.1(o).
       "Legend Removal Date" shall have the meaning ascribed to such term in
Section 4.1(c).
    "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, or preemptive right.
       "Material Adverse Effect" shall have the meaning ascribed to such term in
Section 3.1(b).
       "Material Permits" shall have the meaning ascribed to such term in
Section 3.1(m).
       "Participation Maximum" shall have the meaning ascribed to such term in
Section 4.13.
       "Per Share Purchase Price" equals $2.07, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.
       "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
       "Pre-Notice" shall have the meaning ascribed to such term in Section
4.13.
       "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Purchaser Party" shall have the meaning ascribed to such term in Section 4.9.
    "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.
       "Registration Statement" means a registration statement meeting therequirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.
     "Required Approvals" shall have the meaning ascribed to such term in Section
3.1(e).
       "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
       "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).
       "Securities" means the Shares, the Warrants and the Warrant Shares. "Securities Act" means the Securities Act of 1933, as amended.
       "Shares" means the shares of Common Stock, other than the Warrant Shares, issued or issuable to each Purchaser pursuant to this Agreement.
    "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO.
       "Subscription Amount" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in UnitedStates dollars and in immediately available funds.

       "Subsequent Financing" shall have the meaning ascribed to such term in
Section 4.13.

       "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.13.

 "Subsequent Purchase Price" shall have the meaning ascribed to such term in
Section 4.17.
       "Subsidiary" shall mean the subsidiaries of the Company, if any, set forth on Schedule 3.1(a).
       "Trading Day" means a day on which the Common Stock is traded on a Trading Market.
       "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.
       "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.
       "Warrants" means the Common Stock Purchase Warrants, in the form of Exhibit B, delivered to the Purchasers at the Closing in accordance with
Section 2.2(a)(iii) hereof, which warrants shall be exercisable immediately upon issuance for a term of five years and have an exercise price equal to $2.60, subject to adjustment as provided therein.
       "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.
ARTICLE II.
PURCHASE AND SALE
2.1 Closing. On the Closing Date, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price and (b) the Warrants as determined pursuant to Section 2.2(a)(iii). The aggregate Subscription Amounts for the Shares sold hereunder shall be up to $400,000. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel (120 Broadway, New York, New York 10271) or such other location as the parties shall mutually agree.
2.2  Deliveries
..
(a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
    (i)  this Agreement duly executed by the Company;
    (ii) a copy of the irrevocable instructions to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;
(iii) within 3 Trading Days of the date hereof, a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to approximately 28% of the Shares to be issued to such Purchaser,

(iv)  the Registration Rights Agreement duly executed by the Company; and
(v) a legal opinion of Company Counsel, in the form of Exhibit C attached hereto.
(b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:
  (i)  this Agreement duly executed by such Purchaser;
  (ii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company; and
  (iii)  the Registration Rights Agreement duly executed by such Purchaser.
2.3  Closing Conditions.
       (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:
  (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;
(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and
(iii) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.
(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:
   (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;
  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;
(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;
  (iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and
  (v) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES
3.1  Representations and Warranties of the Company.
Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules") which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:
(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction
Documents to the Subsidiaries will be disregarded.
(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Documents has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
9d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected  to result in a Material Adverse Effect.
(e)  Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement and/or any amendments or supplements thereof, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").
(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.
(g) Capitalization. The capitalization of the Company is as described in the most recent periodic report of the Company filed with the Commission. The Company has not issued any capital stock since such filing, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any
Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.
(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material)
(the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.
Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
(i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse
Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission,
(iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.
(j)  Litigation.   Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the
Company or any Subsidiary under the Exchange Act or the Securities Act.
(k)  Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.
(l)  Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice
of a claim that it is in default under or that it is in
violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or
(iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as would not have a Material Adverse Effect.
(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
(n)  Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.
(o) Patents and Trademarks. To the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material
Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.
(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription
Amount.  To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
(q)  Transactions With Affiliates and Employees.  Except as set forth in the
SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.
(r)    Sarbanes-Oxley; Internal Accounting Controls.  The Company is in
material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are
applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permittedonly in accordance with management's general or specific authorization, and
(iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company anddesigned such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange
Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.
(s)  Certain Fees.  No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.
(t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.
(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
(v)  Registration Rights.  Other than the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.
(w)  Listing and Maintenance Requirements.  The Company's Common Stock
is registered pursuant to Section 12(g) of the Exchange Act, and the Company
has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the
Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
(x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation
(or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.
(y) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.2 hereof or in any other Transaction Document.
(z) No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.
(aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any
Subsidiary, or for which the Company or any Subsidiary has commitments.
For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b)
all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.
(bb) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act and the Company hereby covenants and agrees to use its best efforts to maintain its eligibility to use Form S-3 until the Registration Statement covering the resale of the Shares shall have been filed with, and declared effective by, the Commission.
(cc) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and
foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.
(dd)  General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the
Shares for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.
(ee)  Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
(ff) Accountants. The Company's accountants are set forth on Schedule 3.1(ff) of the Disclosure Schedule. To the Company's knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-K for the year ending June 30, 2005, are a registered public accounting firm as required by the Securities Act.
(gg) Acknowledgment Regarding Purchasers' Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
(hh) Acknowledgement Regarding Purchasers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for
Section 4.15 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; and (iii) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.
3.2  Representations and Warranties of the Purchasers   Each Purchaser hereby
 for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Documents to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
(iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(b) Own Account. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
(f) Short Sales. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any Short Sales in the securities of the Company since
9 P.M. (New York Time) on the 60th Trading Day immediately prior to the date hereof through the date hereof ("Discussion Time").
       The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2 or in any other Transaction Document.
ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
4.1  Transfer Restrictions.
(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration
Rights Agreement.
(b)  The Purchasers agree to the imprinting, so long as is required by this
Section 4.1(b), of a legend on any of the Securities in the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND
EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE
IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,
ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT
SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY
A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE
SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE
MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN
WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS
DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

       The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.
(c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act (provided, however, that a Purchaser's prospectus delivery requirements under the Securities Act will remain applicable), or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act
(including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date"), use commercially reasonable efforts to deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.
If such service is available to the Company, certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

(d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) subject to Section 4.1(c), $5 per Trading Day (increasing to $10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the 2nd Trading Day immediately following the Legend Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.
(f) Until the date that is 1 year from the Effective Date, the Company shall not undertake a reverse stock split of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.
      (ii) Until the Effective Date, the Company shall not undertake a forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.
4.2  Furnishing of Information
.. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3  Integration
.. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m Eastern time on the Trading Day following the date hereof, issue a Current
Report on Form 8-K, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii). Each of the Purchasers hereby grants its permission to have its name included in the filing on Form 8-K noted in the first sentence of this Section 4.4 and within the documents attached thereto.
4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, theCompany shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

4.8 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.
The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.
4.9  Indemnification of Purchasers.   Subject to the provisions of this Section
4.9, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a
"Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents
..
4.10 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.11 Listing of Common Stock
  The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13  Participation in Future Financing.
(a) From the date hereof until 12 months after the Closing Date, upon any financing by the Company of its Common Stock or Common Stock Equivalents
(a "Subsequent Financing"), each Purchaser shall have the right to participate in up to 100% of such Subsequent Financing (the "Participation Maximum").

(b) At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). If a Purchaser has not given notice to the Company within 1 Trading Day of the Company giving its Pre-Notice to a Purchaser, then such Purchaser shall be deemed to have notified the Company that it does not elect to participate in such Subsequent Financing. Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.
(cv) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the third Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser's participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such third Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate. If any one or more of the Purchasers choose to participate in a Subsequent Financing pursuant to this Section 4.13, the closing of such Subsequent Financing shall occur within a reasonable time of the decision to participate in such Subsequent Financing.

(d) If by 5:30 p.m. (New York City time) on the third Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice. Notwithstanding the foregoing or any other provision of this Agreement, unless the Company (in its sole discretion) agrees otherwise, as long as the Persons offering the Company the Subsequent Financing are no greater in number than three (3) unaffiliated Persons
(or any number of affiliated Persons), the Purchasers must either (i) participate in the Subsequent Financing in the amount of the Participation Maximum or (ii) not participate at all in such Subsequent Financing, in which case the Company would be free to effect the Subsequent Financing in the amount of the Participation Maximum on the terms and to the Persons set forth in the Subsequent Financing Notice. If the immediately preceding sentence is at any time applicable, then all other provisions of this Agreement shall, to the extent necessary, if at all, be deemed to be automatically amended in an appropriate manner.
(e) If by 5:30 p.m. (New York City time) on the third Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Purchasers. "Pro Rata Portion" is the ratio of (x) the Subscription Amount of Securities purchased by a participating Purchaser and (y) the sum of the aggregate Subscription Amount of all participating Purchasers.

(f)  The Company must provide the Purchasers with a second Subsequent
Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(g) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance.

4.14   [INTENTIONALLY DELETED]

4.15 Short Sales. Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the Discussion Time until the Effective Date Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that there occurs a material adverse change with respect to the Company.

4.16 Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to such Purchaser within 5 Trading Days of the Closing Date.

4.17 Per Share Purchase Price Protection. From the date hereof until the one year anniversary of the Closing Date, if in connection with a Subsequent Financing (other than one involving any Purchaser or any successor or assignee of any Purchaser), the Company or a Subsidiary shall issue any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a price per share less than the Per Share Purchase Price (subject to reverse and forward stock splits and the like) (the "Subsequent Purchase Price", as further defined below), the Company shall deliver to such Purchaser a check for a sum equal to the number of Shares still owned by Purchaser multiplied by the difference between the Per Share Purchase Price and the Subsequent Purchase Price. The term "Subsequent Purchase Price" shall mean the amount actually paid by third parties for a share of Common Stock. The sale of Common Stock Equivalents shall be deemed to have occurred at the time of the issuance of the Common Stock Equivalents and the Subsequent Purchase Price covered thereby shall also include the actual exercise or conversion price thereof at the time of the conversion or exercise (in addition to the consideration per share of Common Stock underlying the Common Stock Equivalents received by the Company upon such sale or issuance of the Common Stock Equivalents). In the case of any Subsequent Financing involving a future determined or variable rate, the Subsequent Purchase Price shall be deemed to be the lowest actual conversion or exercise price at which such securities are converted or exercised in the case of such securities. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. Notwithstanding anything to the contrary herein, this Section 4.17 shall not apply to an Exempt Issuance.

ARTICLE V.
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated within 15 days of the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. The Company shall reimburse Around the Clock Trading and Capital Management, LLC the sum of $4,000, for its due diligence expenses and reimburse Around the Clock Partners, LP the sum of $10,000 for its legal fees and expenses. Promptly upon receipt by the Company of the Subscription Amount of each Purchaser, the $4,000 and $10,000 amounts (noted in the sentence immediately previous to this sentence) will be sent to the appropriate parties by the Company (by way of a Company check) by overnight courier to the address of Around the Clock Partners, LP set forth on the appropriate signature page hereto. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the delivery of the Securities. Except as set forth in this
Section 5.2, no other fees or expenses shall be payable to any of the Purchasers, their respective affiliates, agents, successors or assigns in connection with the Closing or the activities of the Purchasers, their respective affiliates or agents prior to the Closing.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m.
(New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or
(d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. Any party may from time to time change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in a manner in accordance with this Section 5.4.

5.5 Amendments; Waivers. No provision of this Agreement may be amended except in a written instrument signed by the Company, with respect to the Company, and, with respect to the Purchasers (or their transferees), by those holding at least 66% of the Securities not yet sold under the Registration Statement or under Rule 144. No provisions of this Agreement may be waived except in a written instrument signed by the party against whom enforcement of any such waiver is sought (the "Waiving Party"). When the Waiving Party is the Company, such waiver must be executed by the Company. When the Waiving Party is the Purchasers, the waiver must be executed by those Purchasers (or their transferees) holding at least 66% of the Securities not yet sold under the Registration Statement or Rule 144. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6  Successors and Assigns
.. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of those Purchasers (or their transferees) holding at least 66% of the Securities not yet sold under the Registration Statement or Rule 144. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers", including, without
limitation, all representations and warranties concerning such transferee's status as an "accredited investor" under the Securities Act.
In addition, any such transferees must provide information to all other parties hereto (including without limitation, all other transferees) as is required by the Transaction Documents for effective notice under the Transaction Documents Any transfer (of any type whatsoever) which does not satisfy the requirements of this Section 5.6 shall be ineffective and deemed null and void
..
5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.
Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations and warranties herein shall survive the Closing and delivery of the Shares and Warrant Shares.5.10 Execution.
This Agreement
may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Documents and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights. This provision shall in no way be interpreted to permit a rescission of the purchase of any of the Securities hereunder.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.17 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction
Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.
5.19 Force Majeure. No party shall be liable for any failure to perform its obligations in connection with any action described in this Agreement or any of the Transaction Documents, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond such party's reasonable control (including any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or negligence).
(Signature Page Follows)


IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NYER MEDICAL GROUP, INC.

Address for Notice:
1292 Hammond Street
Bangor, Maine  04401
By:__/s/ Karen L. Wright
     Name: Karen L. Wright
     Title:   President and Chief Executive Officer

Attn: President
Fax:  207-941-9392

With a copy to (which shall not constitute notice):

Morea & Schwartz, P.C.
120 Broadway
New York, New York  10271
Attn:  Steven H. Weitzen, Esq.
Fax:  212-810-2410








































[PURCHASER SIGNATURE PAGES TO NYER SECURITIES PURCHASE AGREEMENT]

       IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Around the Clock Partners, LP
Signature of Authorized Signatory of Purchaser:
/s/ Wayne Anderson
Name of Authorized Signatory: Wayne Anderson
Title of Authorized Signatory: Managing Member of General Partner
Email Address of Purchaser: wanderson@aroundtheclocktcm.com
Fax Number of Purchaser: 775-256-7235

Address for Notice of Purchaser:

721 First Ave. N
St. Petersburg, FL  33701


Address for Delivery of Securities for Purchaser (if not same as above):

same


Subscription Amount:  $275,800
Shares:  133,237
Warrant Shares:  36,791
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]



























[PURCHASER SIGNATURE PAGES TO NYER SECURITIES PURCHASE AGREEMENT]

 IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: High Yield Orange, Inc.
Signature of Authorized Signatory of Purchaser:
/s/ David Matheny
Name of Authorized Signatory: David Matheny
Title of Authorized Signatory: Chief Executive Officer
Email Address of Purchaser: daveclock2@yahoo.com
Fax Number of Purchaser: 775-256-7235


Address for Notice of Purchaser:

721 First Ave. N
St. Petersburg, FL  33701


Address for Delivery of Securities for Purchaser (if not same as above):

same



Subscription Amount:  $124,200
Shares:  60,000
Warrant Shares:  16,529
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



























Schedules to Securities Purchase Agreement

Schedule 3.1(a).

Subsidiaries of Nyer Medical Group, Inc.

D.A.W., Inc. - 80% owned
F.M.T., Inc. - 80% owned
ADCO Surgical Supply, Inc. - 100% owned
ADCO South Medical Supplies, Inc. - 100% owned
Nyer Internet Companies, Inc. - 100% owned
Genetic Vectors, Inc. -- approx. 19% owned (as of 2000 when last contact by the
Company with Genetic Vectors). The Company has been informed by a national corporate service company that Genetic Vectors is now inactive and has been administratively dissolved by the State of Florida for failure to file its annual report and that this action took place in 2002.


Ceased operations, but the following are still 80% owned:

Anton Investments, Inc.
Conway Associates, Inc.
SCBA, Inc.


Schedule 3.1(g) Capitalization

     The Purchasers have a right of first refusal pursuant Section 4.13 of this Agreement.

      The following table summarizes stock options outstanding and exercisable at April 12, 2005:
                   Outstanding stock   Vested stock
     Exercise          options           options
    price range        granted

    $ 1.29-$1.95      924,000             910,000
    $ 2.10-$3.57      122,000              84,000
    $ 4.75-$6.88      638,600             638,600
    $16.75             36,000              36,000
                    1,720,600           1,668,600

3.1(h) SEC Reports; Financial Statements - All of Nyer Medical Group, Inc.'s SEC reports have been filed on a timely basis with the exception its most recent Form 10-K which was filed on October 18, 2004.

3.1(n) Title to assets - The building at the Company's principal headquarters (the "Property") is owned by ADCO Surgical Supply, Inc., a subsidiary of the Company ("ADCO"). There is a current outstanding obligation of $44,000 by ADCO in favor of a financial institution, and such obligation is secured by a mortgage against the Property. ADCO has a line of credit from a financial institution in the amount of $300,000. This line of credit is secured by the Property and is also guaranteed by the Company. As of the date of this agreement, the line of credit has not been drawn upon.

3.1(s) Certain Fees - The Company has a Finder's Fee Agreement with Alliance Capital Resources, Inc. ("Alliance"). In the event that Company enters into any agreement for an acquisition (s) and/or financing with any party introduced to Company by Alliance, the Company shall pay a cash finder's fee to Alliance, as follows:

         $ of acquisition or finance raise           Fee (%)
         $      1     to $ 1,000,000                    5%
           1,000,001  to   2,000,000                    4
           2,000,001  to   3,000,000                    3
           3,000,001  to   4,000,000                    2
           4,000,001  to   5,000,000 plus               1

Alliance's finder's fee for this transaction is $20,000.

3.1 (v) Registration Rights

The following is a list of Persons with rights to cause the Company to effect the registration under the Securities Act of securities of the Company:

1. Pursuant to a July, 2002 stock option agreement (the "2002 Parker Agreement"), Gary Parker ("Parker") was granted best efforts registration rights by the Company with respect to 30,000 shares of common stock of the Company (the "2002 Parker Shares"). An S-3 registration statement was initially filed on June 12, 2003 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In November, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2002 Parker Shares.

2. Pursuant to a July, 2001 agreement (the "2001 Alliance Agreement"), Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 15,873 shares of common stock of the Company (the "2001 Alliance Shares"). An S-3 registration statement was initially filed on August 2, 2001 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In December, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2001 Alliance Shares.

3. Pursuant to a December, 2002 stock option agreement, Samuel Nyer ("Mr. Nyer") was granted best efforts registration rights by the Company with respect to 500,000 shares of common stock of the Company underlying certain options granted to Mr. Nyer (the "2002 Nyer Shares"). No registration statement has yet been filed with respect to the 2002 Nyer Shares.

4. Pursuant to a December, 2002 stock option agreement (the "2002 Alliance Agreement"), Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 150,000 shares of common stock of the Company underlying certain options granted to Alliance (the "2002 Alliance Shares"). An S-3 registration statement was initially filed on March 5, 2004 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective.
    It
    is the Company's intention to uphold the obligation under the 2002 Alliance Agreement to register the 2002 Alliance Shares.

5. In October, 2002, the board of directors of the Company approved the registration of shares of stock underlying options granted pursuant to each
    of the 1993 and 2002 stock option plans of the Company for purposes of issuance and resale. No such registration statements have yet been filed with respect to such approved action.



3.1 (w) Listing and Maintenance Requirements

On November 22, 2004, the Company notified The Nasdaq Stock Market, Inc. that the Company was not in compliance with Nasdaq Marketplace Rule 4350(d)(2)(A) due to the fact that (a) on November 18, 2004, the Company received notice that its audit committee consisted of two members, and (b) on November 19, 2004, the
Company received notice that its audit committee consisted of one member, in each such instance due to the resignation of a director who was a member of the audit committee.

On December 6, 2004, the Company was notified by The NASDAQ Stock Market ("Nasdaq") that, due to the fact that its audit committee consisted of one independent director, the Company did not satisfy the independent director and auditor requirements for continued listing on Nasdaq under Marketplace Rules 4350(c)(1) (requiring an issuer to maintain a majority of the board of directors comprised of independent directors) and 4350(d)(2) (requiring, in part, that an issuer have an audit committee composed of at least three independent directors) (collectively, the "Rules"), respectively.

With respect to non-compliance with Marketplace Rule 4350(c)(1), in October, 2004, the Company notified Nasdaq on Nasdaq's Corporate Governance Certification Form that the Company is a "Controlled Company", as defined in Marketplace Rule 4350(c)(5), and, therefore, the Company was exempt from Marketplace Rule 4350(c)(1). The Company notified Nasdaq of such fact.

With respect to non-compliance with Marketplace Rule 4350(d)(2), on December 20, 2004, the Board of Directors of the Company elected two individuals to serve as independent directors of the Company. They were appointed to serve on the Audit Committee and the Compensation Committee. With these elections, the
Company was now in compliance with Marketplace Rule 4350(d)(2) of The NASDAQ Stock Market (requiring, in part, that an issuer have an audit committee comprised of at least three independent directors). Nasdaq was informed of such compliance by the Company in a letter from the Company dated December 20,
2004. On December 23, 2004, Nasdaq responded to the Company that the Company was now in compliance with the matters noted above.

3.1(bb) Form S-3 Eligibility

Due to the late filing of the Company's Form 10-K for the fiscal year ended June 30, 2004, the Company is not presently eligible to register the resale of its common stock by the Purchasers under Form S-3 promulgated under the Securities Act.

3.1(ff) Accountants

Sweeney, Gates & Co.
The Coral Ridge Financial Center
2419 East Commercial Boulevard
Suite 302
Fort Lauderdale, FL  33308


The Company requests (and by acceptance of these Disclosure Schedules the Purchasers agree) that a response within the Disclosure Schedules shall be deemed a response to any other applicable section of the Agreement.





































4.2  Form of Common Stock Purchase Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE
UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH
APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND
THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN
SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

To Purchase 36,791 Shares of Common Stock of
Nyer Medical Group, Inc.
             THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Around the Clock Partners, LP  (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof
(the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination
Date") but not thereafter, to subscribe for and purchase from Nyer Medical
Group, Inc., a Florida corporation (the "Company"), up to 36,791 shares
(the "Warrant Shares") of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock").  The purchase price of one share of Common
Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
       Section 1.	Definitions.  Capitalized terms used and not otherwise
defined herein shall have the meanings set forth in that certain Securities
Purchase Agreement (the "Purchase Agreement"), dated April 15, 2005, among the
Company and the purchasers signatory thereto.
       Section 2.	Exercise.
       a)	Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed  hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such
Holder appearing on the books of the Company); provided, however, within 5 trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the
Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United
States bank.
       b)	Exercise Price.  The exercise price of each share of the Common
Stock under this Warrant shall be $2.60, subject to adjustment hereunder (the
"Exercise Price").
       c)	Cashless Exercise.  If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant
Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
 (A) = the Closing Price on the Trading Day immediately preceding the date of such election;

(B) =  the Exercise Price of this Warrant, as adjusted; and


(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

       Notwithstanding anything herein to the contrary, the provisions of this
Section 2(c) shall not be applicable if "(A)" shall be equal to or less than "(B)".

       d)	Exercise Limitations; Holder's Restrictions.  The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2
(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this
Warrant beneficially owned by the Holder or any of its affiliates and (B)
exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Shares or
Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with
Section 13(d) of the Exchange Act, it being acknowledged by Holder that the
Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for
any schedules required to be filed in accordance therewith.   To the extent
that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of
Exercise shall be deemed to be such Holder's determination of whether this
Warrant is exercisable (in relation to other securities owned by such Holder)
and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this
Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.
 In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).
       e)	Mechanics of Exercise.
       i.	Authorization of Warrant Shares.  The Company covenants
that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant (including payment of any exercise price), be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
       ii.	Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the
Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit
Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading
Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date").  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the
Company of the Exercise Price and all taxes required to be paid by the
Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.
       iii.	Delivery of New Warrants Upon Exercise.  If this Warrant
shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this
Warrant.
       iv.	Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the
Warrant Shares pursuant to this Section 2(e)(iv) by the 2nd Trading Day immediately following the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
       v.	Compensation for Buy-In on Failure to Timely Deliver
Certificates Upon Exercise.  In addition to any other rights available to the
Holder, if the Company fails to cause its transfer agent to transmit to the
Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the 2nd Trading Day following the Warrant
Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise)
shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the
Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common
Stock so purchased exceeds (y) the amount obtained by multiplying (A)
the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the
Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common
Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the
Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of
Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The
Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.
Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of
Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
       vi.	No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this
Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.
       vii.	Charges, Taxes and Expenses.  Issuance of certificates for
Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the
Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
       viii.	Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this
Warrant, pursuant to the terms hereof.
       Section 3.	Certain Adjustments.
       a)	Stock Dividends and Splits. If the Company, at any time while this
Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the
Company pursuant to this Warrant), (B) subdivides outstanding shares of Common
Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise
Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any)
outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section
3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
       b)	Subsequent Equity Sales.  At any time this Warrant is outstanding, from the Initial Exercise Date until the one year anniversary of the Initial
Exercise Date, if the Company or any Subsidiary thereof, as applicable, shall sell, grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or
Common Stock Equivalents entitling any Person to acquire shares of Common
Stock, at an effective price per share less than the then Exercise Price such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common
Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common
Stock or Common Stock Equivalents are issued.  The Company shall notify the
Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.
       c)	Pro Rata Distributions.  If the Company, at any time prior to the
Termination Date, shall distribute to all holders of Common Stock (and not to
Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section
3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common
Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
       d)	Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C)
any tender offer or exchange offer (whether by the Company or another Person)
is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the
Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a
"Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the
Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula (the "Alternate
Consideration").  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such
Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental
Transaction, and the Company shall apportion the Exercise Price among the
Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of
Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the
Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
       e)	Exempt Issuance. Notwithstanding the foregoing, no adjustments,
Alternate Consideration nor notices shall be made, paid or issued under this
Section 3 in respect of an Exempt Issuance.
       f)	Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
       g)	Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.
       h)	Notice to Holders.
       i.	Adjustment to Exercise Price. Whenever the Exercise Price is
adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.
       ii.	Notice to Allow Exercise by Holder. Provided that there shall be no violation of applicable law, if (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the
Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the
Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such
reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.
Provided that there is no violation of applicable law by doing so, the
Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.
       Section 4.	Transfer of Warrant.
       a)	Transferability.  Subject to compliance with any applicable
securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this
Warrant not so assigned, and this Warrant shall promptly be cancelled.  A
Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

      b)	New Warrants. This Warrant may be divided or combined with other
Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.
Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.
       c)	Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant
Register"), in the name of the record Holder hereof from time to time.  The
Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
       d)	Transfer Restrictions. If, at the time of the surrender of this
Warrant in connection with any transfer of this Warrant, the transfer of this
Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i)
that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the
Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.
       Section 5.	Miscellaneous.
       a)	Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.
       b)	No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the
Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the
Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
       c)	Loss, Theft, Destruction or Mutilation of Warrant. The Company
covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such
Warrant or stock certificate.
       d)	Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday,
Sunday or legal holiday.
       e)	Authorized Shares.
       The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common
Stock may be listed.
       Except and to the extent as waived or consented to by the Holder, the
Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of
the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this
Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this
Warrant.
       Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the
Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
       f)	Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.
       g)	Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.
       h)	Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the
Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the
Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
       i)	Notices.  Any notice, request or other document required or
permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.
       j)	Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant
Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common
Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
       k)	Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
       l)	Successors and Assigns.  Subject to applicable securities laws, this
Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.
       m)	Amendment.  This Warrant may be modified or amended or the
provisions hereof waived with the written consent of the Company and the
Holder.
       n)	Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
       o)	Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this
Warrant.
       p)	Force Majeure.  No party shall be liable for any failure to perform its obligations in connection with any action described in this Warrant or any of the Transaction Documents, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond such party's reasonable control (including any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or negligence).


             IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  April 15, 2005

NYER MEDICAL GROUP, INC.


By:
     Name: Karen L. Wright
     Title:  President







NOTICE OF EXERCISE

TO:	NYER MEDICAL GROUP, INC.

             (1)	The undersigned hereby elects to purchase ________ Warrant
Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
             (2)	Payment shall take the form of (check applicable box):
[  ] in lawful money of the United States; or
[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this
Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).
             (3)	Please issue a certificate or certificates representing said
Warrant Shares in the name of the undersigned or in such other name as is specified below:
			_______________________________


The Warrant Shares shall be delivered to the following:

			_______________________________

			_______________________________

			_______________________________

		(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
________________________________________________________________________
Signature of Authorized Signatory of Investing Entity:
_________________________________________________Name of Authorized Signatory:
___________________________________________________________________
Title of Authorized Signatory:
____________________________________________________________________
Date:
________________________________________________________________________________













ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information.
Do not use this form to exercise the warrant.)



             FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________

							Dated:  ______________, _______


			Holder's Signature:	_____________________________

			Holder's Address:	_____________________________

						_____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.
















4.3  Form of Common Stock Purchase Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE
UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH
APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND
THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN
SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

To Purchase 16,529 Shares of Common Stock of
Nyer Medical Group, Inc.
             THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, High Yield Orange, Inc.  (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof
(the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination
Date") but not thereafter, to subscribe for and purchase from Nyer Medical
Group, Inc., a Florida corporation (the "Company"), up to 16,529 shares
(the "Warrant Shares") of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock").  The purchase price of one share of Common
Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
       Section 1.	Definitions.  Capitalized terms used and not otherwise
defined herein shall have the meanings set forth in that certain Securities
Purchase Agreement (the "Purchase Agreement"), dated April 15, 2005, among the
Company and the purchasers signatory thereto.
       Section 2.	Exercise.
       a)	Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed  hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such
Holder appearing on the books of the Company); provided, however, within 5 trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the
Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United
States bank.
       b)	Exercise Price.  The exercise price of each share of the Common
Stock under this Warrant shall be $2.60, subject to adjustment hereunder (the
"Exercise Price").
       c)	Cashless Exercise.  If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant
Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
 (A) = the Closing Price on the Trading Day immediately preceding the date of such election;

(B) =  the Exercise Price of this Warrant, as adjusted; and


(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

       Notwithstanding anything herein to the contrary, the provisions of this
Section 2(c) shall not be applicable if "(A)" shall be equal to or less than "(B)".

       d)	Exercise Limitations; Holder's Restrictions.  The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2
(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this
Warrant beneficially owned by the Holder or any of its affiliates and (B)
exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Shares or
Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with
Section 13(d) of the Exchange Act, it being acknowledged by Holder that the
Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for
any schedules required to be filed in accordance therewith.   To the extentthat
the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of
Exercise shall be deemed to be such Holder's determination of whether this
Warrant is exercisable (in relation to other securities owned by such Holder)
and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this
Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.
 In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).
       e)	Mechanics of Exercise.
       i.	Authorization of Warrant Shares.  The Company covenants
that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant (including payment of any exercise price), be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
       ii.	Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the
Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit
Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading
Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date").  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the
Company of the Exercise Price and all taxes required to be paid by the
Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.
       iii.	Delivery of New Warrants Upon Exercise.  If this Warrant
shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this
Warrant.
       iv.	Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the
Warrant Shares pursuant to this Section 2(e)(iv) by the 2nd Trading Day immediately following the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
       v.	Compensation for Buy-In on Failure to Timely Deliver
Certificates Upon Exercise.  In addition to any other rights available to the
Holder, if the Company fails to cause its transfer agent to transmit to the
Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the 2nd Trading Day following the
Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise)
shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the
Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common
Stock so purchased exceeds (y) the amount obtained by multiplying (A)
the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the
Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common
Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the
Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of
Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The
Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.
Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of
Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
       vi.	No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this
Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.
       vii.	Charges, Taxes and Expenses.  Issuance of certificates for
Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the
Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
       viii.	Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this
Warrant, pursuant to the terms hereof.
       Section 3.	Certain Adjustments.
       a)	Stock Dividends and Splits. If the Company, at any time while this
Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the
Company pursuant to this Warrant), (B) subdivides outstanding shares of Common
Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise
Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any)
outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section
3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
       b)	Subsequent Equity Sales.  At any time this Warrant is outstanding, from the Initial Exercise Date until the one year anniversary of the Initial
Exercise Date, if the Company or any Subsidiary thereof, as applicable, shall sell, grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or
Common Stock Equivalents entitling any Person to acquire shares of Common
Stock, at an effective price per share less than the then Exercise Price such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common
Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common
Stock or Common Stock Equivalents are issued.  The Company shall notify the
Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange
price, conversion price and other pricing terms.
       c)	Pro Rata Distributions.  If the Company, at any time prior to the
Termination Date, shall distribute to all holders of Common Stock (and not to
Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section
3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common
Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
       d)	Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C)
any tender offer or exchange offer (whether by the Company or another Person)
is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the
Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a
"Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the
Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula (the "Alternate
Consideration").  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such
Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental
Transaction, and the Company shall apportion the Exercise Price among the
Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of
Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the
Company or
surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the
Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
       e)	Exempt Issuance. Notwithstanding the foregoing, no adjustments,
Alternate Consideration nor notices shall be made, paid or issued under this
Section 3 in respect of an Exempt Issuance.
       f)	Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
       g)	Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.
       h)	Notice to Holders.
       i.	Adjustment to Exercise Price. Whenever the Exercise Price is
adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.
       ii.	Notice to Allow Exercise by Holder. Provided that there shall be no violation of applicable law, if (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the
Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the
Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such
reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.
Provided that there is no violation of applicable law by doing so, the
Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.
       Section 4.	Transfer of Warrant.
       a)	Transferability.  Subject to compliance with any applicable
securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this
Warrant not so assigned, and this Warrant shall promptly be cancelled.  A
Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

      b)	New Warrants. This Warrant may be divided or combined with other
Warrants upon presentation hereof at the aforesaid office of the
Company, together with
a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.
Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.
       c)	Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant
Register"), in the name of the record Holder hereof from time to time.  The
Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
       d)	Transfer Restrictions. If, at the time of the surrender of this
Warrant in connection with any transfer of this Warrant, the transfer of this
Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i)
that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the
Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.
       Section 5.	Miscellaneous.
       a)	Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.
       b)	No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the
Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
       c)	Loss, Theft, Destruction or Mutilation of Warrant. The Company
covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such
Warrant or stock certificate.
       d)	Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday,
Sunday or legal holiday.
       e)	Authorized Shares.
       The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common
Stock may be listed.
       Except and to the extent as waived or consented to by the Holder, the
Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of
the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this
Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this
Warrant.
       Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the
Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
       f)	Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.
       g)	Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.
       h)	Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the
Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the
Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
       i)	Notices.  Any notice, request or other document required or
permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.
       j)	Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant
Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common
Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
       k)	Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
       l)	Successors and Assigns.  Subject to applicable securities laws, this
Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.
       m)	Amendment.  This Warrant may be modified or amended or the
provisions hereof waived with the written consent of the Company and the
Holder.
       n)	Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
       o)	Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this
Warrant.
       p)	Force Majeure.  No party shall be liable for any failure to perform its obligations in connection with any action described in this Warrant or any of the Transaction Documents, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond such party's reasonable control (including any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or negligence).


             IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  April 15, 2005

NYER MEDICAL GROUP, INC.


By:
     Name: Karen L. Wright
     Title:  President







NOTICE OF EXERCISE

TO:	NYER MEDICAL GROUP, INC.

             (1)	The undersigned hereby elects to purchase ________ Warrant
Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
             (2)	Payment shall take the form of (check applicable box):
[  ] in lawful money of the United States; or
[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this
Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).
             (3)	Please issue a certificate or certificates representing said
Warrant Shares in the name of the undersigned or in such other name as is specified below:
			_______________________________


The Warrant Shares shall be delivered to the following:

			_______________________________

			_______________________________

			_______________________________

		(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
________________________________________________________________________
Signature of Authorized Signatory of Investing Entity:
_________________________________________________
Name of Authorized Signatory:
___________________________________________________________________
Title of Authorized Signatory:
____________________________________________________________________
Date:
________________________________________________________________________________













ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information.
Do not use this form to exercise the warrant.)



             FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is
_______________________________________________________________.



_______________________________________________________________

							Dated:  ______________, _______


			Holder's Signature:	_____________________________

			Holder's Address:	_____________________________

						_____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.















4.4  Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT
             This Registration Rights Agreement (this "Agreement") is made and entered into as of April 15, 2005, by and among Nyer Medical Group, Inc., a
Florida corporation (the "Company"), and the purchasers signatory hereto (each such purchaser, a "Purchaser" and collectively, the "Purchasers").
             This Agreement is made pursuant to the Securities Purchase
Agreement, dated as of the date hereof among the Company and the Purchasers
(the "Purchase Agreement").
             The Company and the Purchasers hereby agree as follows:
       1.	Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:
       "Advice" shall have the meaning set forth in Section 6(d).
       "Effectiveness Date" means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the 30th calendar day following the Filing Date, and (b) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.
       "Effectiveness Period" shall have the meaning set forth in Section 2(a).
       "Event" shall have the meaning set forth in Section 2(b).
       "Event Date" shall have the meaning set forth in Section 2(b).
       "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, November 15, 2005.
        "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.
       "Indemnified Party" shall have the meaning set forth in Section 5(c).
       "Indemnifying Party" shall have the meaning set forth in Section 5(c).
       "Losses" shall have the meaning set forth in Section 5(a).
       "Plan of Distribution" shall have the meaning set forth in Section 2(a).
       "Proceeding" means an action, claim, suit, investigation or proceeding
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
       "Prospectus" means the prospectus included in the Registration Statement
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the
Registration Statement, and all other amendments and supplements to the
Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
       "Registrable Securities" means all of the Shares and the Warrant Shares issuable, together with (1) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing and (2) any additional shares issuable in connection with the anti-dilution provision in the Warrants.
       "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.
       "Rule 415" means Rule 415 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the
same purpose and effect as such Rule.       "Rule 424" means Rule 424
promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
       "Selling Shareholder Questionnaire" shall have the meaning set forth in
Section 3(a).
       2.	Registration.
       (a)	On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith).  The Registration
Statement required hereunder shall contain (except if otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex
A.  Where within its control, a Holder shall comply with the Plan of
Distribution.  Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the
Securities Act until the date when all Registrable Securities covered by the
Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the
Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the
"Effectiveness Period").  The Company shall use reasonable commercial efforts to notify the Holders via facsimile of the effectiveness of the
Registration Statement within two (2) Trading Days of the date that the Company receives notification of the effectiveness from the Commission.  Failure to so notify the Holder within 1 Trading Day of such notification shall be deemed an
Event under Section 2(b).  The Company shall, as promptly as possible, but in any event within 3 Trading Days of the day that the Company receives notification of the effectiveness from the Commission, file a Form 424(b)(5)
with the Commission.
       (b)	If: (i) a Registration Statement is not filed on or prior to the
Filing Date (if the Company files a Registration Statement without affording the Holder the opportunity to review and comment on the same as required by
Section 3(a), the Company shall not be deemed to have satisfied this clause
(i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration
Statement will not be "reviewed," or is not subject to further review, or (iii)
prior to the date when such Registration Statement is first declared effective by the Commission, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a
Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the 30th calendar day after the Effectiveness Date, or (v) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the
Prospectus therein to resell such Registrable Securities, for in any such case 10 consecutive calendar days but no more than an aggregate of 15 calendar days during any 12 month period (which need not be consecutive
Trading Days)(any such failure or breach being referred to as an "Event,"
and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10
Trading Day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the
Holders may have hereunder or under applicable law, then, on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured,  the
Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% for the first month and 2.0%
for each month thereafter of the aggregate purchase price paid by such
Holder pursuant to the Purchase Agreement for any Registrable Securities
then held by such Holder.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within thirty days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.
3.  Registration Procedures
 In connection with the Company's registration obligations hereunder, the
Company shall:
       (a)	Not less than five Trading Days prior to the filing of the
Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders copies of all such documents proposed to be filed (including the proposed
Registration Statement and any related prospectus and documents incorporated or deemed incorporated by reference to the extent requested by such Person)
which documents will be subject to the review of such Holders, and (ii)
cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.
The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents.  Each Holder agrees to furnish to the Company a completed
Questionnaire in the form attached to this Agreement as Annex B (a "Selling
Shareholder Questionnaire") not less than two Trading Days prior to the
Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section, whichever occurs later.
       (b)	(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration
Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the
Securities Act all of the Registrable Securities; (ii) cause the related
Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii)
respond as promptly as reasonably possible to any comments received from the
Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
       (c)	Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any
Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the
Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration
Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration
Statement for amendments or supplements to the Registration Statement or
Prospectus or for additional information; (iii) of the issuance by the
Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration
Statement, Prospectus or other documents so that, in the case of the
Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
       (d)	Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
       (e)	Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
       (f)	Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such
Prospectus and each amendment or supplement thereto by each of the selling
Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).
       (g)	Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable
Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the
Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of processin any such jurisdiction.
       (h)	If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, make an Issuer Filing with the NASDR, Inc.
Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i) and respond within five Trading Days to any comments received from NASDR in connection therewith, and pay the filing fee required in connection therewith.

       (i)	If requested by the Holders, cooperate with the Holders to
facilitate the timely preparation and delivery of certificates representing
Registrable Securities to be delivered to a transferee pursuant to the
Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.
       (j)	Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii)through (v)
of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The
Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.
       (k)	Comply with all applicable rules and regulations of the Commission.
       (l)	The Company may require each selling Holder to furnish to the
Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.
During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three
Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such
Holder only, until such information is delivered to the Company.
       4.	Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable
Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the
Holders) and (C) if not previously paid by the Company in connection with an
Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable
Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the
Registration Statement), (iii) messenger, telephone and delivery expenses, (iv)
fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this
Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction
Documents, any legal fees or other costs of the Holders.


       5.	Indemnification
       (a)	Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i)
such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section
6(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in onnection with the transactions contemplated by this Agreement.
       (b)	Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and
the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such
Holder's failure to comply with the prospectus delivery requirements of the
Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such
Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of
Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such
Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in
Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective
Prospectus after the Company has notified such Holder in writing that the
Prospectus is outdated or  defective and prior to the receipt by such
Holder of the Advice contemplated in Section 6(d).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the
Registrable Securities giving rise to such indemnification obligation.
       (c)	Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an
"Indemnified Party"), such Indemnified Party shall promptly notify the Person rom whom indemnity is sought (the "Indemnifying Party") in writing, and the
Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the ndemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified
Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction
(which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.
       An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or
Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified
Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the
Indemnifying Party (in which case, if such Indemnified Party notifies the
Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The
Indemnifying Party shall not be liable for any settlement of any such
Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending
Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
       Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such
Proceeding in a manner not inconsistent with this Section) shall be paid to the
Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.
       (d)	Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified
Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.
The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.
       The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
       6.	Miscellaneous
       (a)	Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The
Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
       (b)	No Piggyback on Registrations.  Except as set forth on Schedule 6(b)
attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the
Company in a Registration Statement other than the Registrable Securities.
Except as set forth on Schedule 6(b) attached hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.  After the earlier of the Filing Date and the date the Company files the Registration Statement, the Company shall not file any other registration statements until the Registration Statement required hereunder is declared effective by the Commission, provided that this Section
6(b) shall not prohibit the Company from filing amendments to registration statements already filed.
       (c)	Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the
Registration Statement.
       (d)	Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the
Registration Statement until such Holder's receipt of the copies of the supplemented
Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).
       (e)	Piggy-Back Registrations.  If at any time during the Effectiveness
Period there is not an effective Registration Statement covering all of the
Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the
Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.
       (f)	Amendments and Waivers.  The provisions of this Agreement,
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the
Company and the Holders of at least 66% of the outstanding Registrable
Securities not yet sold under the Registration Statement or pursuant to Rule
144 under the Securities Act.  Notwithstanding the foregoing, a waiver or consent
to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates;
provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
       (g)	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
       (h)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders
(or their transferees) holding at least 66% of the then-outstanding Registrable
Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
       (i)	No Inconsistent Agreements. Neither the Company nor any of its
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its ecurities to any Person that have not been satisfied in full.
       (j)	Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
       (k)	Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.
       (l)	Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
       (m)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
       (n)	Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
       (o)	Independent Nature of Holders' Obligations and Rights.  The
obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each
Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
             (p)	Force Majeure.  No party shall be liable for any failure to
perform its obligations in connection with any action described in this
Agreement or any of the Transaction Documents, if such failure results from any act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond such party's reasonable control (including any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or negligence).

*************************





             IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NYER MEDICAL GROUP, INC.

By: /s/ Karen L. Wright
     Name:  Karen Wright
     Title:    President













































[SIGNATURE PAGE OF HOLDERS FOLLOWS]


[HOLDER'S SIGNATURE PAGE TO NYER RRA]

Name of Holder: Around the Clock Partners, LP
Signature of Authorized Signatory of Holder:/s/ Wayne Anderson
Name of Authorized Signatory: Wayne Anderson
Title of Authorized Signatory: Managing Member of General Partner

















































[SIGNATURE PAGES CONTINUE]
[HOLDER'S SIGNATURE PAGE TO NYER RRA]

Name of Holder: High Yield Orange, Inc.
Signature of Authorized Signatory of Holder:/s/ David Matheny
Name of Authorized Signatory:  David Matheny
Title of Authorized Signatory: Chief Executive Officer

















































ANNEX A
Plan of Distribution
       The Selling Stockholders (the "Selling Stockholders") of the common stock ("Common Stock") of Nyer Medical Group, Inc., a Florida corporation
(the "Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:
*	ordinary brokerage transactions and transactions in which the broker-
dealer solicits purchasers;

*	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
*	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
*	an exchange distribution in accordance with the rules of the applicable exchange;
*	privately negotiated transactions;
*	settlement of short sales entered into after the date of this prospectus;
*	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
*	a combination of any such methods of sale;
*	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or
*	any other method permitted pursuant to applicable law.

       The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

       In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
       The Selling Stockholders and any broker dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

       The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.
       Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.

Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
       Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each urchaser at or prior to the time of the sale.







Annex B
NYER Medical Group, Inc.
Selling Securityholder Notice and Questionnaire
       The undersigned beneficial owner of common stock, par value $0.0001 per share (the "Common Stock"), of Nyer Medical Group, Inc., a Florida corporation
(the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April 15, 2005 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

       Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the egistration Statement and the related prospectus.

NOTICE
       The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.


The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.	Name.
	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above)
through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities:
	(a)	Type and Number of Registrable Securities beneficially owned:





4.  Broker-Dealer Status:
	(a)	Are you a broker-dealer?
	Yes    	No
Note:	If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
	(b)	Are you an affiliate of a broker-dealer?
	Yes     	No
	(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
	Yes  	No
	Note:	If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
	(a)	Type and Amount of Other Securities beneficially owned by the
Selling Securityholder:

6.  Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
	State any exceptions here:


       The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.
       By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and theinclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

       IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated: 		Beneficial Owner:

		By:
			Name:
			Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:


Schedules to Registration Rights Agreement

6(b)

The following is a list of Persons with rights to cause the Company to effect the registration under the Securities Act of securities of the Company:

1. Pursuant to a July, 2002 stock option agreement (the "2002 Parker Agreement"), Gary Parker ("Parker") was granted best efforts registration rights by the Company with respect to 30,000 shares of common stock of the Company (the "2002 Parker Shares"). An S-3 registration statement was initially filed on June 12, 2003 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In November, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2002 Parker Shares.

2. Pursuant to a July, 2001 agreement (the "2001 Alliance Agreement"), Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 15,873 shares of common stock of the Company (the "2001 Alliance Shares"). An S-3 registration statement was initially filed on August 2, 2001 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. In December, 2004, pursuant to Rule 144(k), a legal opinion was issued by Morea & Schwartz, P.C. for the removal of the restrictive legend from the 2001 Alliance Shares.

3. Pursuant to a December, 2002 stock option agreement, Samuel Nyer ("Mr. Nyer") was granted best efforts registration rights by the Company with respect to 500,000 shares of common stock of the Company underlying certain options granted to Mr. Nyer (the "2002 Nyer Shares"). No registration statement has yet been filed with respect to the 2002 Nyer Shares.

4. Pursuant to a December, 2002 stock option agreement (the "2002 Alliance Agreement"), Alliance Capital Resources, Inc. ("Alliance") was granted best efforts registration rights by the Company with respect to 150,000 shares of common stock of the Company underlying certain options granted to Alliance (the "2002 Alliance Shares"). An S-3 registration statement was initially filed on March 5, 2004 and became effective thereafter. Upon the late filing of Form 10-K for the fiscal year ending June 30, 2004 in October, 2004, such registration statement became no longer effective. It is the Company's intention to uphold the obligation under the 2002 Alliance Agreement to register the 2002 Alliance Shares.

5. In October, 2002, the board of directors of the Company approved the registration of shares of stock underlying options granted pursuant to each of the 1993 and 2002 stock option plans of the Company for purposes of issuance and resale. No such registration statements have yet been filed with respect to such approved action.

6(i)See Schedule 6(b)

    The Company requests (and by acceptance of the Schedules to the Agreement the Purchasers agree) that a response within the Schedules shall be deemed a response to any other applicable section of the Agreement.


99.1  Press Release of the Company

Monday, April 18, 2005 8:45 am Eastern Standard Time
Press Release

SOURCE: Nyer Medical Group, Inc.

Nyer Medical Group, Inc. Signs Agreements With
Institutional Investors Raising $400,000

Bangor, Maine, April 18, 2005/PRNewswire/--Nyer Medical Group, Inc. (NASDAQ:
NYER) today announced that on April 15, 2005, the Company entered into agreements for the private placement sale of their common shares and warrants with two institutional investors for aggregate gross proceeds of $400,000.

The Company issued to the investors 193,237 shares of common stock at a price of $2.07 per share. The investors also received warrants to purchase 53,320 shares of common stock over a five-year period at an exercise price of $ 2.60 per share. Furthermore, the Company has agreed to file a registration statement with the Securities and Exchange Commission no later than November 15, 2005 to permit resales of the common stock by the investors, including the common stock issuable upon exercise of the warrants. The exercise price of the warrants are subject to adjustment for standard anti-dilution relating to stock splits, combinations and the like and for subsequent equity sales at a price less than the exercise price of the warrants.

Karen Wright, President and Chief Executive Officer, stated, "The proceeds from this private placement will be used for working capital and to fund potential acquisitions in both the pharmacy and medical segments. This fits well with the Company's plan for continued profitability, growth and increasing shareholder equity."

Nyer Medical Group, Inc., is a holding company that operates pharmacies in the greater Boston area and a medical products distribution business that distributes and markets medical equipment and supplies products through distribution centers located in New England, South Florida and Nevada.

For further information contact Alliance Capital Resources, Inc., Jack Sutton
(909) 597-2476. Safe Harbor under the Private Securities Litigation Reform Act of 1995 This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All statements in this release that are not historical facts, including, but not limited to, statements regarding the Company's using funds for working capital and potential acquisitions in both the pharmacy and medical segments and the Company's plan for continued profitability, growth and increasing shareholder equity, are forward-looking statements and are subject to risk and uncertainties. Such risk and uncertainties include, but are not limited to, sustained profitability, any possible change in our core business and changes in the capital equity markets. Nyer does not undertake any obligation to update these forward-looking statements.